UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Infinity Pharmaceuticals, Inc. (the “Company”) held on May 18, 2011, our stockholders voted on four matters as follows:

1. The following eleven nominees were elected to the Company’s Board of Directors to serve for a one-year term expiring at the 2012 annual meeting of stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Martin Babler	17,598,901	688,224	2,033	1,680,941
Anthony B. Evnin, Ph.D.	17,604,528	684,347	283	1,680,941
Steven H. Holtzman	17,630,068	658,457	633	1,680,941
Eric S. Lander, Ph.D.	13,157,492	5,131,383	283	1,680,941
Patrick P. Lee	17,364,843	921,932	2,383	1,680,941
Arnold J. Levine, Ph.D.	17,637,669	649,356	2,133	1,680,941
Thomas J. Lynch, M.D.	17,635,992	651,133	2,033	1,680,941
Adelene Q. Perkins	17,637,367	649,658	2,133	1,680,941
Ian F. Smith	17,371,402	915,623	2,133	1,680,941
James B. Tananbaum, M.D.	17,370,261	916,864	2,033	1,680,941
Michael C. Venuti, Ph.D.	17,599,576	689,299	283	1,680,941

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
17,541,240	727,560	20,358	1,680,941

3. The shareholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every three years.

Every 3 Years	Every 2 Years	Every 1 Year	Abstain
12,534,817	69,405	5,670,145	14,791

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an advisory shareholder vote on the compensation of the Company’s named executive officers every three years, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every three years.

4. The selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year was ratified.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,948,663	17,414	4,022	—

Item 8.01	Other Events.

On May 19, 2011, we issued a press release announcing clinical development plans for our Hsp90 chaperone inhibitor program including the initiation of a Phase 2 clinical trial of retaspimycin HCl, also known as IPI-504, in combination with docetaxel in patients with non-small cell lung cancer (NSCLC). In addition, we announced top-line results from our Phase 1b clinical trial of retaspimycin HCl in combination with docetaxel in patients with NSCLC. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is included in this report:

Exhibit No.	Description

99.1	Press Release dated May 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: May 19, 2011	By:	/s/ Gerald E. Quirk
Gerald E. Quirk
Vice President, Corporate Affairs and General Counsel